Rule 497(e)
                                                File No. 33-83928


                 RETIREMENT PLAN SERIES ACCOUNT
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Insert on cover page of prospectus:

Effective January 20, 1997, the individual flexible premium variable annuity contracts ("Variable Annuity
Contracts" or "Contracts") issued by Great-West Life & Annuity Insurance Company will be distributed by One Orchard Equities, Inc. As of that date, references in the prospectus to distribution of the Contracts by The Great-West Life Assurance Company are deleted and replaced with One Orchard Equities, Inc.
One Orchard Equities, Inc. is a wholly owned subsidiary of Great-West Life & Annuity Insurance Company.